UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

WEJO GROUP LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton	Bermuda	HM12
(Address of Principal Executive Offices)		(Zip Code)
+44 8002 33065
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement.

Business Combination Agreement

On January 10, 2023, Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (the “Company”), entered into a business combination agreement (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with TKB Critical Technologies 1, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“TKB”), Green Merger Subsidiary Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company (“Merger Sub 1”) and, upon formation and execution of a joinder to the Business Combination Agreement, each of Wejo Holdings Ltd., an exempted company limited by shares incorporated under the laws of Bermuda and a direct, wholly owned subsidiary of the Company (“Holdco”) and Wejo Acquisition Company Ltd, an exempted company limited by shares incorporated under the laws of Bermuda and a direct, wholly owned subsidiary of Holdco (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”).

Pursuant to the Business Combination Agreement and subject to the satisfaction or waiver of the terms and conditions specified therein, (i) Merger Sub 1 will merge with and into TKB, with TKB continuing as the surviving company and a wholly owned subsidiary of Holdco (the “TKB Merger”) and (ii) Merger Sub 2 will merge with and into the Company, with the Company continuing as the surviving company and a wholly owned subsidiary of Holdco (the “Wejo Merger” and, together with the TKB Merger, the “Business Combination”) so that, immediately following completion of the Business Combination (the “Closing”), each of the Company and TKB will be a wholly owned subsidiary of Holdco. The Closing is expected to occur in the second quarter of 2023.

Capitalized terms used in this Current Report on Form 8-K but not defined herein have the meaning ascribed to such terms in the Business Combination Agreement.

Company Merger

At the effective time of the Wejo Merger, by virtue of the Wejo Merger and without any action on the part of the holders of any shares of the capital stock of the Company, each common share of the Company issued and outstanding immediately prior to the effective time (other than (i) any common shares of the Company held in the treasury of the Company or owned by TKB and (ii) any common shares of the Company held by shareholders of the Company that have validly exercised dissenters rights) will be converted into the right to receive one (1) common share of Holdco, par value $0.001 per share (“Holdco Common Share”). Each warrant of the Company issued and outstanding immediately prior to the effective time of the Wejo Merger will be assumed by Holdco and automatically represent a warrant to acquire a Holdco Common Share.

Each stock option of the Company that is outstanding immediately prior to the effective time of the Wejo Merger, whether vested or unvested, shall automatically and without any action on the part of the holder or beneficiary thereof be assumed by Holdco and converted into an option to purchase a number of Holdco Common Shares equal to the total number of Wejo Common Shares subject to the stock option immediately prior to the effective time of the Wejo Merger, and shall otherwise be subject to the same terms and conditions (including vesting schedule) as applicable to the corresponding stock option of the Company.

TKB Merger

At the effective time of the TKB Merger, by virtue of the TKB Merger and without any action on the part of the holders of any shares of the capital stock of TKB, each TKB ordinary share issued and outstanding immediately prior to the effective time (other than (i) any ordinary shares of TKB held by shareholders of TKB that have validly exercised redemption rights under the TKB organizational documents, (ii) any ordinary shares of TKB held in the treasury of TKB or owned by the Company and (iii) any ordinary shares of TKB held by shareholders of TKB that have validly exercised dissenters rights) will be converted into the right to receive Holdco Common Shares based on a floating exchange ratio. The exchange ratio will be determined by dividing $11.25 by the Company’s volume weighted price per share for the 15 consecutive trading days immediately preceding the second trading day prior to the TKB shareholders meeting to be held in connection with the Business Combination, subject to a minimum exchange ratio of 3.75 and a maximum exchange ratio of 22.50. Each TKB warrant issued and outstanding immediately prior to the effective time of the TKB Merger will be assumed by Holdco and automatically represent a warrant to acquire a Holdco Common Share and each TKB unit issued and outstanding immediately prior to the effective time will be automatically detached and the holder of each unit will be deemed to hold one TKB Class A ordinary share and one-half of a TKB public warrant, which underlying Class A ordinary share and public warrant will be converted in accordance with the terms explained above.

Closing Conditions

The Closing is subject to customary closing conditions, including, among others, (i) approval of the transaction by TKB’s shareholders and the Company’s shareholders, (ii) approval of the extension of the term of TKB’s existence beyond its existing expiration date of January 29, 2023 (the “Extension”), (iii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Holdco, the Company, the Merger Subs, and TKB, respectively, and compliance by Holdco, the Company, the Merger Subs and TKB with their respective obligations under the Business Combination Agreement, (iv) declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 to be filed by Holdco (the “Registration Statement”), (v) the absence of any governmental order, statute, rule or regulation or governmental action enjoining or prohibiting the consummation of the Business Combination, (vi) approval of Holdco Common Shares and warrants issued as consideration in the Business Combination for listing on Nasdaq Stock Market subject to official notice of issuance, (vii) the absence of material adverse effect that is continuing with respect to TKB and the Company, (viii) the termination of the equity facility dated February 14, 2022 between CF Principal Investments LLC, a Delaware limited liability company, and the Company and (ix) there being at Closing, in the reasonable and good faith assessment of the Company or TKB, as applicable, available cash on hand at the Company or available cash to be borrowed pursuant to binding contractual commitments from third parties, in such amounts that, together with (A) the net proceeds of amounts in the Trust Account, (B) any irrevocable and binding financing commitments entered into pursuant to the Business Combination Agreement and (C) any non-binding financing commitments or other sources of income that in the reasonable determination of the Company or TKB, as applicable, are reasonably expected to be available following the Closing, will be sufficient to fund ordinary course working capital and other general corporate purposes of the Company in accordance with its mid-term business plan.

Governance

The Business Combination Agreement provides that, from and after the Closing, (i) the board of directors of Holdco (the “Holdco Board”) will consist of nine individuals (the majority of whom will meet the independence requirements of Nasdaq), including two individuals that will be designated in writing by TKB Sponsor I, LLC (“Sponsor”) and seven individuals that will be designated in writing by the Company, and (ii) the officers of the Company will be appointed as the officers of Holdco.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the Company, Holdco, and the Merger Subs, in each case subject to customary materiality and knowledge qualifiers. In addition, the Business Combination Agreement contains representations and warranties of TKB, subject to customary materiality and knowledge qualifiers.

Covenants

The Business Combination Agreement provides for customary covenants of the Company, Holdco, the Merger Subs and TKB, including covenants regarding the conduct of their respective businesses during the pendency of the Business Combination and the other transactions contemplated by the Business Combination Agreement, public disclosures and other matters. TKB and the Company have also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Each party’s board of directors may change its recommendation to its shareholders (i) at any time prior to obtaining shareholder approval, in response to a superior proposal or (ii) from and after the initial filing of the Registration Statement on Form S-4 of Holdco and prior to obtaining shareholder approval, in the event that in the reasonable and good faith assessment of the Company or TKB, as applicable, at the Closing the Company will not have available cash on hand or available cash to be borrowed pursuant to binding contractual commitments from third parties, in such amounts that, together with the (A) net proceeds of amounts in the Trust Account, (B) any irrevocable and binding financing commitments entered into pursuant to the Business Combination Agreement and (C) any non-binding financing commitments or other sources of income that in the reasonable determination of the Company or TKB, as applicable, are reasonably expected to be available following the Closing, will be sufficient to fund ordinary course working capital and other general corporate purposes of the Company in accordance with its mid-term business plan.

Termination

The Business Combination Agreement may be terminated and the Business Combination and the other transactions contemplated thereby may be abandoned at any time before the Closing by mutual written consent of the Company and TKB. In addition, either the Company or TKB may terminate the Business Combination Agreement if (i) any applicable law or governmental order, injunction, decree or ruling that prohibits, prevents, restrains, or makes illegal the consummation of the Business Combination or the other transactions contemplated by the Business Combination Agreement is issued, (ii) the Business Combination is not consummated by 11:59 p.m. in New York City on August 31, 2023 (the “Outside Date”), (iii) TKB’s shareholders have not approved the Extension or (iv) the Company Shareholder Approval or the TKB Shareholder Approval is not obtained.

Further, subject to the terms and conditions of the Business Combination Agreement, the Company may terminate the Business Combination Agreement in the event that, among other things, (i) TKB has breached or failed to perform any of its covenants or other agreements under the Business Combination Agreement, or any of its representations and warranties set forth therein has become inaccurate, in either case, in a manner that would give rise to the failure of certain key conditions to the consummation of the Business Combination, as set forth in the Business Combination Agreement, and such breach, failure to perform, violation or inaccuracy is not capable of being cured by TKB by the applicable time set forth in the Business Combination Agreement, (ii) prior to obtaining the TKB Shareholder Approval, the TKB Board changes or withdraws its recommendation to the shareholders of

TKB in connection with the Business Combination or the other transactions contemplated by the Business Combination Agreement, or recommends or approves a competing acquisition proposal (in each case, a “TKB Board Recommendation Change”), or (iii) the Company enters into a definitive agreement with respect to a superior proposal at any time prior to obtaining the Company Shareholder Approval, as described in the Business Combination Agreement, provided that the Company has complied with its non-solicitation obligations under the Business Combination Agreement and paid the applicable termination fee described below.

Subject to the terms and conditions of the Business Combination Agreement, TKB may terminate the Business Combination Agreement in the event that, among other things, (i) the Company or Merger Sub has breached or failed to perform any of their respective covenants or other agreements under the Business Combination Agreement, or any of their respective representations and warranties set forth therein has become inaccurate, in each case, in a manner that would give rise to the failure of certain key conditions to the consummation of the Business Combination, as set forth in the Business Combination Agreement, and such breach, failure to perform, violation or inaccuracy is not capable of being cured by the Company or Merger Sub, as applicable, by the applicable time set forth in the Business Combination Agreement, (ii) prior to obtaining the Company Shareholder Approval, the Company Board changes or withdraws its recommendation to the shareholders of the Company in connection with the Business Combination or the other transactions contemplated by the Business Combination Agreement, or recommends or approves a competing acquisition proposal (in each case, a “Company Board Recommendation Change”), or (iii) TKB enters into a definitive agreement with respect to a superior proposal at any time prior to obtaining the TKB Shareholder Approval, as described in the Business Combination Agreement, provided that TKB has complied with its non-solicitation obligations under the Business Combination Agreement and paid the applicable termination fee described below.

Termination Fees

The Company will be required to pay TKB a termination fee of $4,000,000 in the event that the Business Combination Agreement is terminated (i) by the Company in order to enter into a definitive agreement with respect to a superior proposal at any time prior to obtaining Company Shareholder Approval, (ii) by TKB, at any time prior to obtaining the Company Shareholder Approval, upon a Company Board Recommendation Change other than in response to an intervening event, and (iii) (A) by the Company or TKB if the Company Shareholder Approval is not obtained, or by the Company or TKB if the TKB Shareholder Approval is not obtained, or (B) by the Company or TKB because the Business Combination is not consummated by the Outside Date (but only if the Company has failed to hold the shareholders’ meeting approving the Business Combination before the Outside Date), in each (A) and (B) only if the Company (x) has received a competing proposal that has been publicly proposed or disclosed and not publicly withdrawn prior to the time of the shareholders’ meeting of the Company approving the Business Combination (a “Public Company Acquisition Proposal”) and (y) before the date that is six months after the date of termination of the Business Combination Agreement, the Company or any Subsidiary consummates, or enters into a definitive and binding agreement, which subsequently results in the consummation of, a transaction or series of related transactions that would constitute a competing proposal under the Business Combination Agreement, subject to certain conditions. In no event will TKB be entitled to receive more than one termination fee.

TKB will be required to pay the Company a termination fee of $4,000,000 in the event that the Business Combination Agreement is terminated (i) by TKB in order to enter into a definitive agreement with respect to a superior proposal at any time prior to obtaining TKB Shareholder Approval, (ii) by the Company, at any time prior to obtaining TKB Shareholder Approval, upon a TKB Board Recommendation Change other than in response to a TKB Intervening Event, and (iii) (A) by TKB or the Company if the TKB Shareholder Approval is not obtained, or by TKB or the Company if the Company Shareholder Approval is not obtained (provided that in such case either party would be also entitled to terminate the Business Combination Agreement because the TKB Shareholder Approval is not obtained), or (B) by TKB or the Company because the Business Combination is not consummated by the Outside Date (but only if TKB has failed to hold the shareholders’ meeting approving the Business Combination before the Outside Date), in each (A) and (B) only if TKB (x) has received a competing proposal that has been publicly proposed or disclosed and not publicly withdrawn prior to the time of the shareholders’ meeting of TKB approving the Business Combination (a “Public TKB Acquisition Proposal”) and (y) before the date that is six months after the date of termination of the Business Combination Agreement, TKB or any of its Affiliates consummates, or enters into a definitive and binding agreement, which subsequently results in the consummation of, a transaction or series of related transactions that would constitute a competing proposal under the Business Combination Agreement, subject to certain conditions. In no event will the Company be entitled to receive more than one termination fee.

In addition, if the Company terminates the Business Combination Agreement for any reasons (other than certain reasons set forth in the Business Combination Agreement), the Company shall pay TKB or its designee for any reasonable and documented fees and out-of-pocket expenses of TKB incurred or payable in connection with the transactions contemplated by Business Combination Agreement up to a maximum amount of $250,000.

Funding Commitments

Each of the Company and TKB will use its reasonable best efforts to obtain, at or prior to Closing, irrevocable and binding financing commitments for a private investment in (i) Company Common Shares at a price per share exceeding the trading price of Company Common Shares for an agreed period of time immediately prior to such commitments, (ii) a convertible note issued by the Company in terms reasonably satisfactory to each the Company and TKB, or (iii) non-redemption agreements, in an aggregate amount of up to $50,000,000.

Other Matters

In connection with the Business Combination, Holdco will approve and adopt an equity incentive plan and authorize or reserve for future issuance thereunder shares cumulatively representing up to 15% of the total outstanding Holdco Common Shares.

A copy of the Business Combination Agreement will be filed by amendment on Form 8-K/A to this Current Report on Form 8-K (this “Current Report”) within four business days of the date hereof as Exhibit 2.1, and the foregoing description of the Business Combination is qualified in its entirety by reference thereto. The Business Combination Agreement will be filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or TKB, or to modify or supplement any factual disclosures about the Company or TKB in its public reports filed with the SEC. The Business Combination Agreement includes representations, warranties and covenants of the Company and TKB made solely for the purposes of the Business Combination Agreement and for the benefit of the parties thereto, and may be subject to important qualifications and limitations agreed to by the Company and TKB in connection with the negotiated terms of the Business Combination Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to the Company’s or TKB’s SEC filings. Investors are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Voting Agreements

Company Voting Agreement

On January 10, 2023, in connection with the execution of the Business Combination Agreement, certain shareholders of the Company entered into a Voting Agreement with TKB (the “Company Voting Agreement”).

Pursuant to the Company Voting Agreement, such Company shareholders have agreed, among other things, to vote or cause to be voted any issued and outstanding Company Common Shares beneficially owned by such shareholders (or that may otherwise become beneficially owned by them prior to obtaining the Company Shareholder Approval) (the “Company Covered Shares”) at every shareholders’ meeting of the Company during the term of the Company Voting Agreement (i) in favor of (A) a proposal to approve the Bermuda Merger and the other transactions contemplated by the Business Combination Agreement and (B) all of the matters, actions and proposals that would reasonably be expected to facilitate the consummation of the Bermuda Merger and the other transactions contemplated by the Business Combination Agreement, including any proposal to adjourn or postpone any meeting of the Company shareholders to a later date if there are not sufficient votes to approve the proposals necessary to consummate the Bermuda Merger and the other transactions contemplated by the Business Combination Agreement, provided that no Company shareholder will be required to vote in favor of any waiver, modification or amendment to the terms of the Business Combination Agreement that would be less favorable in any material respect to such Company shareholder than the Business Combination Agreement attached as an exhibit to this report (excluding any amendments affecting Company shareholders who are directors, officers or employees of the Company in their capacities as such); and (ii) against (A) any competing acquisition proposal and (B) any amendments to the Company’s organizational documents (other than as required to effect the Bermuda Merger and the other transactions contemplated by the Business Combination Agreement) or any other proposal or transaction that would reasonably be expected to (1) impede, frustrate, interfere with, delay, postpone or materially adversely affect in any manner the Bermuda Merger and the other transactions contemplated by the Business Combination Agreement, (2) change, in any manner, the voting rights of any class of share capital of the Company, (3) result in any condition to the consummation of the Bermuda Merger and the other transactions contemplated by the Business Combination Agreement not being fulfilled or (4) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company under the Business Combination Agreement or the Company shareholder under the Company Voting Agreement in any material respect.

As of January 10, 2023, the Company shareholders subject to the Company Voting Agreement beneficially own more than 11% of the issued and outstanding Company Common Shares.

In addition, each Company shareholder party to the Company Voting Agreement has agreed that, with limited exceptions provided therein, during the period from the date of the Company Voting Agreement until termination thereof, he, she or it will not transfer, directly or indirectly, any Company Covered Shares.

Sponsor Voting Agreement

On January 10, 2023, in connection with the execution of the Business Combination Agreement, Sponsor and certain other shareholders of TKB (collectively, the “Relevant TKB Shareholders”) entered into a Voting Agreement with the Company (the “Sponsor Voting Agreement”).

Pursuant to the Sponsor Voting Agreement, such Relevant TKB Shareholders have agreed, among other things, to vote or cause to be voted any issued and outstanding Subject Securities (as defined therein) beneficially owned by such shareholders (or that may otherwise become beneficially owned by them prior to obtaining the TKB Shareholder Approval) at every shareholders’ meeting of TKB during the term of the Sponsor Voting Agreement (i) in favor of (A) the Extension (B) a proposal to approve the Cayman Merger and the other transactions contemplated by the Business Combination Agreement and (C) all of the matters, actions and proposals that would reasonably be expected to facilitate the consummation of the Cayman Merger and the other transactions contemplated by the Business Combination Agreement, including any proposal to adjourn or postpone any meeting of shareholders of TKB to a later date if there are not sufficient votes to approve the proposals necessary to consummate the Cayman Merger and the other transactions contemplated by the Business Combination Agreement, provided that no Relevant TKB Shareholder will be required to vote in favor of any waiver, modification or amendment to the terms of the Business Combination Agreement that would be less favorable in any material respect to such Relevant TKB Shareholder than the Business Combination Agreement attached as an exhibit to this report; and (ii) against (A) any competing acquisition proposal , and (B) any amendments to TKB’s organizational documents (other than as required to effect the Cayman Merger and the other transactions contemplated by the Business Combination Agreement) or any other proposal or transaction that would reasonably be expected to (1) impede, frustrate, interfere with, delay, postpone or materially adversely affect in any manner the Cayman Merger and the other transactions contemplated by the Business Combination Agreement, (2) change, in any manner, the voting rights of any class of share capital of TKB, (3) result in any condition to the consummation of the Cayman Merger and the other transactions contemplated by the Business Combination Agreement not being fulfilled or (4) result in a breach of any covenant, representation or warranty or other obligation or agreement of TKB under the Business Combination Agreement or any TKB Shareholder under the Sponsor Voting Agreement in any material respect. Further, each Relevant TKB Shareholder has agreed not to redeem any of its TKB Shares in connection with the Cayman Merger or the TKB Extension Approval.

Further, Sponsor shall, immediately prior to, and subject to the Closing, forfeit and surrender irrevocably for no consideration and without any further action by any party up to an aggregate amount equal to 1,725,000 TKB Class B Shares and 3,225,000 TKB Private Warrants, which shall be inclusive of any TKB Class B Shares and TKB Private Warrants that Sponsor has agreed to forfeit in favor of the Forward Purchasers pursuant to those certain subscription agreements executed between Sponsor and the Forward Purchasers prior to the date hereof (“Sponsor Inducement Securities”), as Sponsor may determine in its sole discretion, in order to secure the financing commitments referred to in the Business Combination Agreement or private investments in public equity of TKB; provided that with respect to any Sponsor Inducement Securities that are not forfeited by Sponsor at or prior to the Closing, Sponsor shall irrevocably forfeit and surrender for no consideration and without any further action of any party for the benefit of the Company an aggregate amount equal to 50% of such non-forfeited Sponsor Inducement Securities effective immediately upon Closing.

As of January 10, 2023, the Relevant TKB Shareholders subject to the Sponsor Voting Agreement beneficially own approximately 20% of the issued and outstanding TKB Shares.

In addition, each Relevant TKB Shareholder has agreed that, with limited exceptions provided therein, during the period from the date of the Sponsor Voting Agreement until termination thereof, he, she or it will not transfer, directly or indirectly, any Subject Securities.

Registration Rights Agreement

At the Closing, Holdco, the Company, TKB, the Sponsor and certain other security holders of TKB, will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, upon completion of the Business Combination, the Holdco Common Shares, Holdco warrants and certain other registrable securities described therein held by the Sponsor and the other securityholders of TKB party thereto will bear customary registration rights.

A copy of the Company Voting Agreement, Sponsor Voting Agreement and Registration Rights Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and the foregoing description of the Company Voting Agreement, Sponsor Voting Agreement and Registration Rights Agreement is qualified in its entirety by reference thereto.

Additional Information and Where to Find It

In connection with the proposed business combination, the Company and TKB plan to file with the SEC and mail or otherwise provide to their respective shareholders a joint proxy statement/prospectus regarding the proposed business combination, which will be contained in a Registration Statement on Form S-4 of Holdco (as amended or supplemented from time to time, the “Joint Proxy Statement/Prospectus”). INVESTORS AND THE COMPANY’S AND TKB’S RESPECTIVE SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF THE COMPANY AND TKB WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain a free copy of the Joint Proxy Statement/Prospectus and other documents containing important information about the Company and TKB, once such documents are filed with the SEC, from the SEC’s website at www.sec.gov. The Company and TKB make available free of charge at www.wejo.com and www.tkbtech.com, respectively (in the “Investor Relations” section and “Investors” section, respectively), copies of materials they file with, or furnish to, the SEC.

No Offer or Solicitation

This communication will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, TKB and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and TKB in connection with the proposed business combination. Securityholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (as amended on April 11, 2022) and definitive proxy statement for the 2022 annual meeting of shareholders, which was filed with the SEC on April 28, 2022. Securityholders may obtain information regarding the names, affiliations and interests of TKB’s directors and executive officers in TKB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 14, 2022. Additional information regarding the interests of such individuals in the proposed business combination will be included in the Joint Proxy Statement/Prospectus relating to the proposed business combination when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Wejo’s website at www.wejo.com and TKB’s website at www.tkbtech.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities law. Such statements are based upon current plans, estimates and expectations of management of the Company and TKB in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed business combination; the ability of the parties to complete the proposed business combination considering the various closing conditions; the expected benefits of the proposed business combination; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from the Company’s and TKB’s plans, estimates or expectations could include, but are not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the Company’s and TKB’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed business combination and the potential failure to satisfy the conditions to the consummation of the proposed business combination, including obtaining shareholder approvals with respect to the Extension Proposal or proposed business combination; (iii) the proposed business combination may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the proposed business combination on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (v) the Company’s business may suffer as a result of uncertainty surrounding the proposed business combination, disruption of management’s attention due to the proposed business combination, disruption of current plans and operations, and potential difficulties in employee retention; (vi) the outcome of any legal proceedings related to the proposed business combination or otherwise, or the impact of the proposed business combination thereupon; (vii) the Company or TKB may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement and the proposed business combination; (ix) restrictions during the pendency of the proposed business combination that may impact the Company’s or TKB’s ability to pursue certain business opportunities or strategic transactions; (x) the risk that the Company or TKB may be unable to obtain governmental and regulatory approvals required for the proposed business combination, or that required governmental and regulatory approvals may delay the consummation of the proposed business combination or result in the imposition of conditions that could reduce the anticipated benefits from the proposed business combination or cause the parties to abandon the proposed business combination; (xi) risks that the anticipated benefits of the proposed business combination or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Company’s shares to be issued in the proposed business combination; (xiv) the risk that integration of the proposed business combination post-closing may not occur as anticipated or the Company may not be able to achieve the growth prospects and synergies expected from the business combination; (xv) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of the Company’s and TKB’s traded securities; (xvi) the impact of the COVID-19 pandemic on the Company’s and TKB’s business and general economic conditions; and (xvii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s and TKB’s response to any of the aforementioned factors. Additional factors that may affect the future results of the Company and TKB are set forth in their respective filings with the SEC, including each of the Company’s and TKB’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on

Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 under the heading “Risk Factors” and Item 1A of Part II of TKB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning the Company and TKB and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that the Company and TKB file from time to time with the SEC. The forward-looking statements in this communication speak only as of the date of this communication. Except as required by law, the Company and TKB assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 7.01. Regulation FD Disclosure.

On January 10, 2023, the Company and TKB issued a joint press release (the “Press Release”) announcing the execution of the Business Combination Agreement. In addition, the Company posted on its website a presentation for investors with respect to the proposed business combination with TKB (the “Presentation”). Copies of each of the Press Release and Presentation are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

The information set forth in this Item 7.01 and the exhibits incorporated by reference herein will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

Item 7.01 above is incorporated in this Item 8.01 by reference.
Item 9.01.     Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press Release, dated January 10, 2023.
99.2	Presentation for Investors of Wejo Group Limited, dated January 10, 2023.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: January 10, 2023

Wejo Group Limited

By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer and Director